Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

I, Robert C. Jacobucci, Principal Financial Officer and Controller of TC PipeLines GP, Inc., the General Partner of TC PipeLines, LP (the Partnership), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission (the Report) on the date hereof, that:

•                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: February 25, 2011	/s/ Robert C. Jacobucci
Robert C. Jacobucci
Principal Financial Officer and Controller
TC PipeLines GP, Inc., as General Partner of
TC PipeLines, LP